Exhibit 99.3

The following table presents an analysis of average rates and yields on a fully taxable equivalent basis for the three months and nine months ended September 30, 2003 and 2002:

	For the Three Months Ended September 30, 2003			For the Three Months Ended September 30, 2002
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
Description	Balance	Expense(1)	Rate(1)	Balance	Expense(1)	Rate(1)

ASSETS
Interest-Earning Assets:
Loans:
Commercial	$659,503	$9,023	5.43%	$565,917	$8,523	5.98%
Municipal	100,712	759	3.01%	98,325	906	3.69%
Real Estate:
Residential	1,246,866	14,965	4.79%	945,779	15,332	6.47%
Commercial	1,343,864	18,542	5.47%	1,051,040	17,004	6.42%
Construction	120,487	1,613	5.31%	77,417	1,562	8.01%

Total Real Estate	2,711,217	35,120	5.15%	2,074,236	33,898	6.50%
Consumer	280,316	4,835	6.84%	299,155	5,728	7.60%

Total loans	3,751,748	49,737	5.27%	3,037,633	49,055	6.42%
Investments:
Taxable	1,691,276	17,648	4.17%	1,371,196	17,954	5.24%
Tax-Favored Securities	17,353	86	1.96%	16,582	136	3.25%
Interest-Bearing Deposits	150	1	2.64%	225	2	3.02%
Federal Funds Sold	36,302	88	0.96%	18,179	81	1.77%

Total Interest-Earning Assets	5,496,829	67,560	4.89%	4,443,815	67,228	6.02%

Noninterest-Earning Assets	535,877			333,050
Allowance for Loan Losses	(58,154)			(49,228)

Total Assets	$5,974,552			$4,727,637

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	526,894	432	0.33%	396,322	1,089	1.09%
NOW and money market accounts	2,466,135	3,543	0.57%	2,002,458	6,498	1.29%
Certificates of deposit under $100,000	835,307	4,493	2.13%	688,467	5,406	3.12%
Certificates of deposit $100,000 and over	250,501	1,138	1.80%	226,240	1,479	2.59%

Total Interest-Bearing Deposits	4,078,838	9,606	0.93%	3,313,487	14,472	1.73%
Borrowings	284,621	2,019	2.81%	170,896	1,570	3.65%
Company obligated mandatorily redeemable securities of subsidiary trust	125,000	946	3.00%	128,890	1,164	3.58%

Total Interest-Bearing Liabilities	4,488,459	12,571	1.11%	3,613,273	17,206	1.89%

Noninterest-Bearing Liabilities:
Demand Deposits	862,228			637,675
Other Liabilities	68,298			70,906

Total Liabilities	5,418,985			4,321,854
Stockholders’ Equity	555,567			405,783

Total Liabilities and Stockholders’ Equity	$5,974,552			$4,727,637

Net Interest Income		$54,989			$50,022

Interest Rate Spread (2)			3.78%			4.13%
Net Yield on Earning Assets (3)			3.98%			4.49%

(1)	On a fully taxable equivalent basis, calculated using a Federal income tax rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

	For the Nine Months Ended September 30, 2003			For the Nine Months Ended September 30, 2002
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
Description	Balance	Expense(1)	Rate(1)	Balance	Expense(1)	Rate(1)

ASSETS
Interest-Earning Assets:
Loans:
Commercial	$622,770	$25,921	5.56%	$566,147	$25,801	6.09%
Municipal	84,350	2,147	3.39%	89,563	2,856	4.25%
Real Estate:
Residential	1,211,982	48,807	5.37%	937,326	46,941	6.68%
Commercial	1,278,785	54,240	5.67%	1,013,289	49,083	6.48%
Construction	106,181	4,546	5.72%	83,371	4,925	7.90%

Total Real Estate	2,596,948	107,593	5.53%	2,033,986	100,949	6.63%
Consumer	276,246	14,701	7.11%	315,584	18,125	7.68%

Total loans	3,580,314	150,362	5.61%	3,005,280	147,731	6.57%
Investments:
Taxable	1,660,540	54,375	4.37%	1,146,872	46,065	5.36%
Tax-Favored Securities	12,357	210	2.27%	17,112	434	3.39%
Interest-Bearing Deposits	192	3	2.04%	225	6	3.27%
Federal Funds Sold	36,569	221	0.81%	9,286	119	1.72%

Total Interest-Earning Assets	5,289,972	205,171	5.18%	4,178,775	194,355	6.21%

Noninterest-Earning Assets	492,363			315,442
Allowance for Loan Losses	(55,515)			(48,538)

Total Assets	$5,726,820			$4,445,679

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	515,046	1,690	0.44%	383,378	3,321	1.16%
NOW and money market accounts	2,328,190	13,132	0.75%	1,949,125	20,379	1.40%
Certificates of deposit under $100,000	818,354	14,119	2.31%	670,957	17,471	3.48%
Certificates of deposit $100,000 and over	251,862	3,725	1.98%	219,646	4,648	2.83%

Total Interest-Bearing Deposits	3,913,452	32,666	1.12%	3,223,106	45,819	1.90%
Borrowings	328,464	6,990	2.85%	98,749	3,196	4.33%
Company obligated mandatorily redeemable securities of subsidiary trust	125,000	2,940	3.14%	61,808	1,685	3.64%

Total Interest-Bearing Liabilities	4,366,916	42,596	1.30%	3,383,663	50,700	2.00%

Noninterest-Bearing Liabilities:
Demand Deposits	760,806			611,605
Other Liabilities	72,445			61,982

Total Liabilities	5,200,167			4,057,250
Stockholders’ Equity	526,653			388,429

Total Liabilities and Stockholders’ Equity	$5,726,820			$4,445,679

Net Interest Income		$162,575			$143,655

Interest Rate Spread (2)			3.88%			4.21%
Net Yield on Earning Assets (3)			4.10%			4.59%

(1)	On a fully taxable equivalent basis, calculated using a Federal income tax rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

2